                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
                                Metrocall, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                      LOGO

                                 "PRELIMINARY"

                                                                          , 1999

Dear Stockholder:

     On behalf of the Board of Directors and employees of Metrocall, Inc., I cordially invite you to attend the 1999 Annual Meeting of the Stockholders of Metrocall, Inc. We will hold the Annual Meeting on Wednesday, May 5, 1999 at 9:00 a.m. eastern daylight savings time at The Ritz Carlton Hotel, located at 1250 South Hayes Street, Arlington, Virginia 22202.

     Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a proxy card, and a return envelope. Both the Notice of the Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about Metrocall, Inc.

     Whether or not you plan to attend the Annual Meeting, please sign, date and promptly return the proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Annual Meeting in accordance with your proxy instructions. Of course, if you attend the Annual Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

                                            Sincerely,

                                                       LOGO

                                            Richard M. Johnston
                                            Chairman of the Board

                            YOUR VOTE IS IMPORTANT.

    Please Sign, Date and Return Your Proxy Card Before the Annual Meeting.

       If you have any questions about voting your shares, please contact Paul Liberty, Vice President, Investor Relations, at (703) 660-6677 x. 6260.

                                 "PRELIMINARY"
                                METROCALL, INC.
                             6677 RICHMOND HIGHWAY
                           ALEXANDRIA, VIRGINIA 22306
                                 (703) 660-6677

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


DATE:     WEDNESDAY, MAY 5, 1999

TIME:     9:00 A.M. EASTERN DAYLIGHT SAVINGS TIME

LOCATION: RITZ CARLTON, PENTAGON CITY
          1250 SOUTH HAYES STREET
          ARLINGTON, VIRGINIA 22202

Dear Stockholders:

     At the 1999 Annual Meeting of the Stockholders, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the Annual Meeting.

        1. Election of three directors.

        2. Ratification of the Board's selection of Arthur Andersen LLP as Metrocall's independent public accountants for the fiscal year ending December 31, 1999.

        3. Amendment of Metrocall's 1996 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan and to increase the number of shares of common stock that Metrocall may grant an individual in a year.

        4. Amendment of Metrocall's Restated Certificate of Incorporation to effect a one-for-two and one-half reverse stock split of Metrocall's outstanding common stock.

     Only stockholders of record at the close of business on March 12, 1999 will be able to vote their shares at the Annual Meeting.

                                            By Order of the Board of Directors

                                                       LOGO

                                            Richard M. Johnston
                                            Chairman of the Board

Alexandria, Virginia,
                 , 1999

                 YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

     PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

     IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON.

     IF YOU HAVE QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE CONTACT PAUL LIBERTY, VICE PRESIDENT, INVESTOR RELATIONS, AT (703) 660-6677 X. 6260.

                                      LOGO

                                 "PRELIMINARY"

                                                                          , 1999

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 5, 1999

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 1999 Annual Meeting of the Stockholders of Metrocall, Inc. ("Metrocall"). The Annual Meeting will be held on Wednesday, May 5, 1999, at 9:00 a.m. eastern daylight savings time at The Ritz Carlton Hotel, located at 1250 Hayes Street, Alexandria, Virginia 22202.

     This Proxy Statement provides information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting and other relevant information.

     On                , 1999, we began mailing information to people who,
according to our records, owned shares of Metrocall's common stock at the close of business on March 12, 1999.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains forward-looking statements that involve risks and uncertainties. When used in this Proxy Statement, the words "believe," "intend," "may," "will" and "expect" and similar expressions as they relate to Metrocall or Metrocall's management are intended to identify such forward-looking statements. Metrocall undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances. Metrocall's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include those discussed under the heading "Additional Factors Affecting Future Operating Results and Financial Condition" included within "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Metrocall's Annual Report on Form 10-K, which is incorporated by reference into this Proxy Statement.

                                    CONTENTS

                                     PAGE
                                     NO.
                                     ----
INFORMATION ABOUT THE 1999 ANNUAL
  MEETING AND VOTING.............      1
PROPOSALS........................      4
     1. Election of Directors....      4
     2. Ratification of Arthur
        Andersen LLP as
        Independent Public
        Accountants..............      8
     3. Amendment of 1996 Stock
        Option Plan..............      8
     4. Amendment of Restated
        Certificate of
        Incorporation............     12
STOCK OWNERSHIP..................     16

                                     PAGE
                                     NO.
                                     ----
EXECUTIVE OFFICERS...............     18
EXECUTIVE COMPENSATION...........     19
CERTAIN RELATIONSHIPS AND RELATED
  TRANSACTIONS...................     24
OTHER INFORMATION................     26
APPENDIX A: 1996 STOCK OPTION
  PLAN...........................     28
APPENDIX B: AMENDMENT OF RESTATED
  CERTIFICATE OF INCORPORATION...     37

              INFORMATION ABOUT THE 1999 ANNUAL MEETING AND VOTING

     The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting and to obtain your support on each of the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend the Annual Meeting, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf.

THE ANNUAL MEETING

     Metrocall will hold the Annual Meeting on Wednesday, May 5, 1999, at 9:00 a.m. eastern daylight savings time at The Ritz Carlton Hotel, located at 1250 Hayes Street, Arlington, Virginia 22202.

THIS PROXY SOLICITATION

     This solicitation contains two parts: the proxy card and this Proxy Statement. The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions. This Proxy Statement provides you with information on the proposals and other matters that you may
find useful in determining how to vote. On              , 1999, Metrocall began
mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of Metrocall's common stock at the close of business on March 12, 1999.

     Metrocall will pay for soliciting these proxies. Metrocall's directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or otherwise but they will not receive additional compensation for their services. Metrocall has also retained Corporate Investor Communications, Inc. to assist in distributing proxy solicitation materials and soliciting proxies at a cost of approximately $6,000, plus reasonable out-of-pocket expenses. Metrocall will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock held by record by them.

HOW TO VOTE YOUR SHARES

     You have one vote for each share of Metrocall's common stock that you owned of record at the close of business on March 12, 1999. The number of shares you own and may vote at the Annual Meeting is listed on the enclosed proxy card. You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Metrocall will have ballots for voting in person available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will direct the persons designated on the proxy card (those persons are known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. John Piskadlo and Joseph Becker, representatives of our transfer agent, will serve as proxies for the Annual Meeting.

     If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return the proxy card before the Annual Meeting. IF YOU COMPLETE ALL OF THE PROXY CARD EXCEPT THE VOTING INSTRUCTIONS, THE DESIGNATED PROXIES WILL VOTE YOUR SHARES FOR EACH OF THE FOUR PROPOSALS. If any nominee for election to the Board is unable to serve as director, which is not anticipated, or if any other matters properly come before the meeting, the designated proxies will vote your shares in accordance with their best judgment.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy at any time before it is voted by any of the following means:

     - Notifying Metrocall's assistant secretary in writing that you wish to revoke your proxy.

     - Submitting a proxy dated later than your original proxy.

     - Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL


  Proposal 1:  Election of Three Directors         The three nominees who receive the most votes
                                                   will be elected. If you indicate "withhold
                                                   authority to vote" for a particular nominee on
                                                   your proxy card, your vote will not count
                                                   either for or against the nominee. If you hold
                                                   your shares with a broker and do not instruct
                                                   your broker how to vote, your broker has
                                                   authority to vote on this proposal.
  Proposal 2:  Ratification of Selection of        Proposal 2 requires that the votes cast for
               Independent Public Accountants      each proposal exceed the votes cast against
                                                   each proposal. If you abstain from voting, it
                                                   will have no effect on the outcome. If you
                                                   hold your shares with a broker and do not
                                                   instruct your broker how to vote, your broker
                                                   has authority to vote on this proposal.
  Proposal 3:  Amendment of 1996 Stock Option      Proposal 3 requires that the votes cast for
               Plan                                each proposal exceed the votes cast against
                                                   each proposal. If you abstain from voting, it
                                                   will have no effect on the outcome. Broker
                                                   non-votes have no effect on the outcome. (A
                                                   broker non-vote can occur if you hold your
                                                   shares with a broker and are asked to instruct
                                                   your broker how to vote your shares. If you do
                                                   not instruct your broker how to vote, your
                                                   broker will not be able to vote for or against
                                                   a proposal. If your broker returns a proxy
                                                   card for your shares without any voting
                                                   instructions, your shares will be counted as
                                                   "broker non-vote" shares.)
  Proposal 4:  Amendment of Restated               Proposal 4 will be approved if holders of a
               Certificate of Incorporation        majority of the shares of Metrocall's common
               to Effect Reverse Stock Split       stock vote in favor of the amendment. If you
                                                   abstain from voting, it has the same effect as
                                                   if you voted against this proposal. Broker
                                                   non-votes have the same effect as a vote
                                                   against this proposal.

     Proxies that are executed but unmarked will be voted FOR all proposals set forth in this Proxy Statement.

     Quorum.  On the record date for the Annual Meeting (March 12, 1999), shares of Metrocall's common stock were issued and outstanding. Metrocall's Bylaws require that a "quorum" be present at the Annual Meeting to transact business. A quorum will be present if a majority of Metrocall's common
stock, or        shares, is represented at the Annual Meeting, in person or by proxy. If a quorum is not present, a vote cannot occur. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting.

WHERE TO FIND VOTING RESULTS

     Metrocall will publish the voting results in its Form 10-Q for the second quarter 1999, which we will file with the Securities and Exchange Commission in August 1999.

ADDITIONAL INFORMATION

     Under section 262 of the Delaware General Corporation Law, you are not entitled to appraisal rights whether or not you vote against the proposals.

     Metrocall's Annual Report to Stockholders for the fiscal year ended December 31, 1998, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about Metrocall.

     On           , 1999, Metrocall filed its Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders may obtain a copy free of charge by writing to:

     Metrocall, Inc.
     Attn: Investor Relations
     6677 Richmond Highway
     Alexandria, Virginia 22306

                           -------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                           -------------------------

                                   PROPOSALS

     We will present the following four proposals at the Annual Meeting. We do not intend to bring before the Annual Meeting any matters other than the four proposals. We do not know of any matters other than those set forth in this Proxy Statement that may come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for action, it is intended that the persons named in the applicable form or proxy will vote in accordance with their best judgment on such matters.

     Any proposal intended to be presented by any stockholder for action at the 2000 Annual Meeting of the Stockholders must be received at Metrocall's principal executive offices no later than November 30, 1999.

1. ELECTION OF DIRECTORS

     The Board of Directors has nominated three current directors to serve as Class I directors for three-year terms beginning at this Annual Meeting and expiring at the 2002 Annual Meeting of the Stockholders. Those nominees are:

     Harry L. Brock, Jr.
     Richard M. Johnston
     Jackie R. Kimzey

     It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named as nominees. The nominees have consented to serve as directors, and the Board believes that the nominees will serve if elected as directors. However, if any of the persons nominated by the Board is unable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees. In that event, the proxies will be voted for the election of such substitute nominee or nominees. The Board may also decide to leave the Board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board. Proxies for the Annual Meeting may not be voted for more than three nominees.

BOARD OF DIRECTORS

     Metrocall's Bylaws provide that Metrocall shall have at least three and no more than 14 directors, unless certain events have occurred and are continuing that give the holders of Metrocall's Series A Convertible Preferred Stock the power to elect additional directors. Pursuant to the Board's authority to adjust the number of directors, the Board by resolution dated February 3, 1999 reduced the number of directors from 14 to 11. The holders of Metrocall's Series A Convertible Preferred Stock are entitled to designate two of the 11 directors. Under Metrocall's Restated Certificate of Incorporation, the nine directors elected by the common stock are divided into three classes that are to have as nearly the same number of directors as possible. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until new successors are elected and qualified. The Class I directors are up for election at the Annual Meeting, and the nominees for election are all currently Class I directors.

NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth the names of the nominees for election as directors and the directors who will continue to serve after the Annual Meeting. The table also sets forth each such person's age at March 12, 1999, the period during which he has served as a director, the expiration of his term, and the positions he currently holds with Metrocall.

                                     DIRECTOR    EXPIRATION         POSITIONS HELD
         NOMINEES             AGE     SINCE       OF TERM           WITH METROCALL
         --------             ---    --------    ----------         --------------
CLASS I DIRECTORS:
---------------
Harry L. Brock, Jr.           63       1982         1999      Director
Richard M. Johnston           64       1994         1999      Chairman of the Board
Jackie R. Kimzey              46       1997         1999      Director

CONTINUING DIRECTORS
------------------
CLASS II DIRECTORS:
----------------

William L. Collins, III       48       1994         2000      President, Chief Executive
                                                                Officer, Director and
                                                                Vice Chairman of the
                                                                Board
Edward E. Jungerman           56       1997         2000      Director
Francis A. Martin, III        55       1994         2000      Director

CLASS III DIRECTORS:
-----------------

Ronald V. Aprahamian          52       1995         2001      Director
Max D. Hopper                 64       1997         2001      Director
Elliott H. Singer             58       1996         2001      Director

SERIES A PREFERRED STOCK
---------------------
DESIGNATED DIRECTORS:
------------------

Michael Greene                37       1997         2002      Director
Royce R. Yudkoff              43       1997         2002      Director

     We set forth below certain biographical information regarding the directors of Metrocall.

NOMINEES

     Harry L. Brock, Jr. founded Metrocall and served as Chairman of the Board (through January 1996) and President (through August 1995). Mr. Brock has been a director of Metrocall since 1982, and its predecessor companies since 1965. Mr. Brock was a founding partner of Cellular One of Washington, one of the first operating cellular systems.

     Richard M. Johnston has served as Metrocall's Chairman of the Board since January 1996, and has been a member of the Board since September 1994. Since 1970, Mr. Johnston has been Vice President-Investments of The Hillman Company and a director of The Hillman Company since 1994.

     Jackie R. Kimzey has been a director of Metrocall since December 1997. Mr. Kimzey was a founder and director of ProNet Inc. from 1983. He was Chairman of the Board of ProNet from March 1990 and its Chief Executive Officer from May 1983 until the merger of ProNet with Metrocall in December 1997. Mr. Kimzey served as President of ProNet from May 1983 until May 1991. Mr. Kimzey was elected to Metrocall's Board of Directors pursuant to Metrocall's merger agreement with ProNet. Since October 1998, Mr. Kimzey has been Chief Executive Officer of AirGate Wireless L.L.C.

CONTINUING DIRECTORS -- CLASS II

     William L. Collins, III has been President and Chief Executive Officer of Metrocall since January 1996 and has served as Director and Vice Chairman of the Board since September 1994. From 1988 to 1994, Mr. Collins was the Chairman of the Board, Chief Executive Officer, President and a director of FirstPAGE USA, Inc. and its predecessor companies. Mr. Collins serves as Chairman of the Board of Directors of USA Telecommunications, Inc. From 1977 to 1988, Mr. Collins was President of C&C, Inc., a national communications marketing Company.

     Edward E. Jungerman has been a director of Metrocall since December 1997. Mr. Jungerman was a director of ProNet from May 1992 until the merger of ProNet with Metrocall in December 1997. He has been President of Impulse Telecommunications Corporation, a strategic telecommunications consulting firm, since 1986. Mr. Jungerman has over 25 years experience in the telecommunications field, including senior executive positions at Northern Telecom, Inc. and private, start-up ventures in the specialized advanced telecommunications services field. Mr. Jungerman was elected to the Board of Directors pursuant to Metrocall's merger agreement with ProNet.

     Francis A. Martin, III has been a director of Metrocall since November 1994. Mr. Martin is a principal of U.S. Media Group and Chairman of the Board, President and Chief Executive officer of Media Holdings, Inc. Mr. Martin previously served as President and Chief Executive Officer of Chronicle Broadcasting Company, a publicly-held television broadcasting company.

CONTINUING DIRECTORS -- CLASS III

     Ronald V. Aprahamian is a private investor and has been a member of Metrocall's Board since May 1995. Mr. Aprahamian serves on the board of directors of Sunrise Assisted Living, Inc. Mr. Aprahamian was Chairman and Chief Executive Officer of The Compucare Company, a health care computer software services firm, from January 1988 to October 1996.

     Max D. Hopper has been a director of Metrocall since December 1997. Mr. Hopper was a director of ProNet from May 1997 until ProNet's merger with Metrocall in December 1997. Since 1995, Mr. Hopper has been the President of Max
D. Hopper Associates, a consulting firm that specializes in creating benefits for the strategic use of advanced information technologies. Prior to 1995, Mr. Hopper spent 20 years in several positions with AMR Corporation, American Airlines' parent company. Mr. Hopper is also a director for Gartner Group, Inc., USDATA Corporation, VTEL Corporation, Worldtalk Corporation, Payless Cashways, Inc., Exodus Communications Inc. and United Stationiers Inc. Mr. Hopper was elected to Metrocall's Board of Directors pursuant to Metrocall's merger agreement with ProNet.

     Elliott H. Singer has been a director of Metrocall since November 1996. Mr. Singer was Chairman of the Board of A+ Communications, Inc. from its formation in 1985 and was chairman of A+ Network Inc. from October 1995 until its merger with Metrocall in November 1996, and also served as Chief Executive Officer of A+ Network from 1985 to January 15, 1996. Mr. Singer was the owner and Chief Executive Officer of A+ Network's predecessor entities, through which he had been engaged in the telemessaging service business since 1974 and in the paging business since 1983. Mr. Singer has been President and Chief Executive Officer of Community ISP, Inc. since February 1999.

CONTINUING DIRECTORS -- SERIES A PREFERRED STOCK DESIGNEES

     Michael Greene has been a director of Metrocall since January 1997. He is a Managing Director of UBS Capital LLC, which is the private equity subsidiary of the Union Bank of Switzerland. Mr. Greene has worked in Union Bank's private equity and leveraged finance businesses since he joined it in 1990. Mr. Greene serves on the board of directors of CBP Resources Inc.

     Royce R. Yudkoff has been a director of Metrocall since April 1997. Mr. Yudkoff is the Managing Partner of ABRY Partners, Inc., a private equity investment firm which invests in the communications and media industries. Prior to co-founding ABRY in 1988, Mr. Yudkoff was a partner at Bain & Company, an international management consulting firm where he had significant responsibility for Bain's media practice. Mr. Yudkoff serves on the board of directors of Sullivan Broadcasting Company, Pinnacle Towers and several other private companies.

MEETINGS AND COMMITTEES

     During 1998, the Board of Directors held four regular and four special meetings and took action by written consent three times in lieu of additional meetings. Every director attended at least 75% of the aggregate of (1) the total number of Board meetings and (2) total number of the meetings of committees on which the director served.

     Nominating Committee. Nominations for director are made by the Board of Directors. In August 1998, the Board established a Nominating/Corporate Governance Committee to make recommendations to the Board regarding Board structure and memberships. At December 31, 1998, Messrs. Yudkoff, (chair), Brock, Johnston and Kimzey were members of this committee. During 1998, this committee held one meeting. Metrocall's Bylaws permit stockholders eligible to vote for the election of directors at the Annual Meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of Metrocall. The Bylaws also permit stockholders to propose other business to be brought before an annual meeting, but only if such proposals are made pursuant to timely notice in writing to the Secretary of Metrocall. To be timely, notice must be received at the principal executive offices of Metrocall no later than the date designated for receipt of stockholder proposals in a prior public disclosure made by Metrocall. For the 2000 Annual Meeting, stockholder proposals must be received by Metrocall no later than the date specified in this Proxy Statement for stockholder proposals, which is November 30, 1999.

     Audit Committee. The Board of Directors has appointed an Audit Committee to review the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of Metrocall's internal financial and accounting controls and the Board's response to that letter, if deemed necessary. At December 31, 1998, Suzanne S. Brock and Ray D. Russenberger were members of the Audit Committee. During 1998, the Audit Committee held two meetings.

     Compensation Committee. The Board of Directors has appointed a Compensation Committee to consider compensation matters. At December 31, 1998, Messrs. Martin (chair), Greene and Singer were members of the Compensation Committee. During 1998, the Compensation Committee held two meetings.

     Strategy Committee. In August 1998, the Board established a Strategy Committee to consider actions that would further Metrocall's business strategy. At December 31, 1998, Messrs. Hopper (chair), Aprahamian, Collins, Jungerman and Kimzey were members of this committee. During 1998, this committee held one meeting.

DIRECTOR COMPENSATION

     Directors who are full-time officers of Metrocall receive no additional compensation for serving on the Board or its committees. Directors who are not full-time officers of Metrocall receive an annual fee of $15,000, plus $2,000 for each regular board meeting attended and $1,000 for each special board or committee meeting attended (other than a committee meeting that occurs on the same day as an otherwise scheduled board meeting). Pursuant to a special agreement, Mr. Johnston receives compensation of $30,000 per year, in addition to $5,000 for each Board meeting attended and $1,000 for each special board or committee meeting attended (other than a committee meeting that occurs on the same days as an otherwise schedule board meeting). Directors are reimbursed for travel costs and other out-of-pocket expenses incurred in attending meetings.

     The Metrocall, Inc. 1996 Stock Option Plan, as amended, provides for formula grants of stock options to directors who have never been officers or employees of Metrocall and allows the Board to make discretionary grants to any director. Under the plan, every eligible director who begins services on the Board after April 5, 1996 receives an initial option to purchase 10,000 shares of Metrocall's common stock. Each eligible director also receives an additional option to purchase 1,000 shares of Metrocall's common stock on each anniversary of the initial option, provided that the director continues to be an eligible director on each anniversary date. These options become fully exercisable six months after the date of grant. The exercise price for options granted to directors is the fair market value of Metrocall's common stock on the date the option is granted. During 1998, nonemployee directors received formula options to purchase 37,000 shares of Metrocall's common stock at prices ranging from $5.125 per share to $6.75 per share. Directors who are not full-time officers received discretionary grants to purchase 145,000 shares of Metrocall's common stock at $5.125 per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. BROCK, JOHNSTON AND KIMZEY AS DIRECTORS.

2. RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1999

     Arthur Andersen has served as our independent public accountants since 1993. Metrocall would like to continue its relationship with Arthur Andersen. We expect representatives of Arthur Andersen to be present at the Annual Meeting to answer your questions and make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS METROCALL'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

3. AMENDMENT OF 1996 STOCK OPTION PLAN

     Metrocall is asking you to approve amendments to the 1996 Stock Option Plan that will increase the number of shares of Metrocall's common stock Metrocall can issue from 6,016,000 to 8,016,000, and change the limit on grants to any individual from 750,000 shares total to up to 1 million shares in a calendar year. The amendments are effective at and contingent upon stockholder approval.

     What follows is a summary of the 1996 Stock Option Plan as it will be if the stockholders approve the amendment. We intend for this to be a fair and complete summary of the amended plan, but we are also attaching as Appendix A the full text of the amended plan, which governs. Unless we note otherwise in this Proxy Statement, all references to numbers of shares of common stock of Metrocall do not take into account the effect of the proposed one-for-two and one-half reverse stock split on those numbers.

SUMMARY OF THE PLAN

     Purpose and Scope. Metrocall has used and intends to use the plan to recruit, reward, and retain employees and directors. Under the amended plan, the Board's Compensation Committee (or the Board) may grant options for up to 8,016,000 shares. (As with the other numbers in this section of this Proxy Statement, the limit will change to reflect any changes in the number of Metrocall's common stock if Metrocall issues share dividends, splits its shares, or makes other specified changes.)

     Plan Administration. The amended plan authorizes the Compensation Committee to administer the plan, unless the Board chooses to do so. (The term "Administrator" will cover whichever body is administering the plan.) The Administrator's authority includes granting options to purchase shares, determining which options are incentive stock options (ISOs) and which are nonqualified stock options (NQSOs), determining the exercise price of the options granted, and exercising broad discretion to set or amend other terms. Only the Board can set or change option terms for outside directors.

     Participants. The Administrator may grant options to employees and directors, a total of approximately 3,800 persons as of March 12, 1999. (We will refer to persons who receive options as "optionees.") The Administrator may also grant options or other awards to replace awards granted outside the amended plan, including situations where Metrocall has acquired or merged with another entity.

     Options. The Administrator can grant options (the right to purchase shares at a fixed price for up to a fixed length of time). Those options can be either NQSOs or ISOs. The primary difference between the two forms is that stricter tax rules and limits apply to ISOs.

     ISO Limits. Four limits apply to ISOs under the amended plan. The first is that ISO treatment is limited based on when the options first become exercisable -- only the first $100,000 in common stock (valued as of the date of grant) that becomes exercisable under an individual's ISOs in a given year will receive ISO tax treatment. The second limitation is that the option price must at least equal 100% of the fair market value of the shares on the date of grant of the option. The third limitation is that the option price for stockholders holding 10% or more of the outstanding shares of the common stock must at least equal 110% of the fair market value of the common stock. The fourth limitation, under the amended plan's terms, is that ISOs can cover no more than 3,000,000 shares.

     Individual Limit. Under the amended plan, the Administrator cannot grant NQSOs or ISOs for more than 1,000,000 shares in any calendar year. Counting against this number would be any options or shares granted in a year that expire or that the Administrator replaces within the same year. The amended plan has an individual limit to assist compliance with the tax rule described below that may limit executive compensation deductions. The Administrator has never granted options for more than 500,000 shares to any individual in any year and has no expectation of granting options for 1,000,000 shares in any year.

     Exercise Price. The Administrator normally sets the exercise price for all options (the price someone must pay for a share of common beneficial interest) at the market price when granted or, if contingent on shareholder approval, when approved. The plan permits the exercise price to be as low as par value for NQSOs. Metrocall does not receive separate consideration for the granting of options, other than the services the optionees provide.

     Option Exercise and Transfer Restrictions. Employee optionees who have received their options from Metrocall (and not as replacement options) generally can only exercise an option while employed by Metrocall. (Longer terms typically apply to options granted in replacement of options issued by companies merged into or acquired by Metrocall.) An optionee cannot transfer his options other than to someone after death.

     Director Options. The amended plan provides for an automatic grant of an NQSO for 10,000 shares when an eligible director first joins the Board and for further grants of

NQSOs for 1,000 shares on each anniversary of the initial option. These formula options become exercisable six months after grant and remain in effect until the tenth anniversary of their date of grant. The amended plan also retains the plan's provision that gave the Board the authority to make discretionary grants of options to directors, and those can be under different terms than the formula options.

     Option Expiration. Options will terminate no later than ten years after their date of grant. However, options intended to be ISOs under the plan will expire no later than five years after the date of grant if the optionee owns (or is treated as owning) more than 10% of the outstanding shares. The Administrator may not grant options under the amended plan after April 5, 2006.

     Effects of Certain Changes of Control. The amended plan provides that option exercisability will accelerate and restrictions will lapse to the extent option agreements or employment agreements so provide. In certain circumstances, either an acquirer must assume or replace the options or the optionees will have some period of time before certain specified transactions occur to exercise options (including options not yet exercisable) after which time the amended plan and options will terminate. These circumstances generally include Metrocall's dissolution or liquidation, its merger into another corporation, sale of substantially all its assets, or another transaction in which a person or entity acquires 80% of the voting power of the combined classes of Metrocall's stock.

     Amendments and Termination. The Board may at any time suspend, terminate, modify or amend the plan but must receive stockholder approval to the extent required to preserve ISO treatment. No suspension, termination, modification or amendment of the plan may adversely affect any option previously granted, unless the optionee consents.

TAX CONSEQUENCES

     Nonqualified Stock Options. An optionee will not be taxed when he receives an NQSO. When he exercises an NQSO, he will generally owe taxes on ordinary income on the difference between the value of the shares he receives and the price he pays, with the "spread" treated like additional salary for an employee. He may then owe taxes again if and when he sells the shares. That tax would be on the difference between the price he received for the share and his "basis," which is the sum of the price he originally paid plus the value of the shares on which he originally paid income taxes. Depending upon how long he held the shares before selling, he may be eligible for favorable tax rates for certain kinds of capital gains. In addition, Metrocall will receive an income tax deduction for any amounts of "ordinary income" to him.

     Incentive Stock Options. An optionee will not be taxed when he receives an ISO and will not be taxed when he exercises the ISO, unless he is subject to the alternative minimum tax (AMT). If he holds the shares purchased upon exercise of the ISO (ISO Shares) for more than one year after the date he exercised the option and for more than two years after the option grant date, he generally will realize long-term capital gain or loss (rather than ordinary income or loss) when he sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee sells the ISO Shares in a "disqualifying disposition" (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), he generally will recognize ordinary compensation income equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the price he paid or (2) the amount he realized on the sale. For a gift or another disqualifying disposition where a loss, if sustained, would not usually be recognized, he will recognize ordinary income equal to the fair market value of the shares on the date of exercise minus the price he paid. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending, under current law, on whether he held the shares for at least 12 months.
Metrocall can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income he recognizes but cannot deduct the amount of the capital gains.

     Alternative Minimum Tax. The difference between the exercise price and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is a certain percentage of an individual taxpayer's alternative minimum taxable income that is lower than the regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when he sells by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation it pays to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. The tax rules disregard certain kinds of compensation, including qualified "performance-based compensation," for purposes of the deduction limitation. Compensation attributable to share options will qualify as performance-based compensation, provided that: (1) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period; (2) the stockholders approve that per-employee limitation; (3) the option is granted by a compensation committee with voting members comprised solely of "outside directors"; and (4) either the exercise price of the option is at least equal to the fair market value of the shares on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. Metrocall intends and expects the option grants to be exempt from Section 162(m) as performance-based.

     This is a summary of the general principles of current federal income tax law applicable to the purchase of shares under the amended plan. While we believe that the description accurately summarizes existing provisions of the Internal Revenue Code of 1986, as amended, and its legislative history and regulations, and the applicable administrative and judicial interpretations, these statements are only summaries, and the rules in question are quite detailed and complicated. Moreover, legislative, administrative, regulatory or judicial changes or interpretations may occur that would modify such statements. Individual financial situations may vary, and state and local tax consequences may be significant. Therefore, no one should act based on this description without consulting his own tax advisors concerning the tax consequences of purchasing shares under the Plan and the disposing of those shares. In addition, different rules may apply if the optionee is subject to foreign tax laws or pays the exercise price using shares he already owns.

NEW PLAN BENEFITS

     Other than the formula grants to non-employee directors, the Administrator makes grants under the amended plan in its discretion. Consequently, we cannot fully determine the amount or dollar value at this time, other than to note that the Administrator has not granted options contingent on approval of the amended plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE 1996 STOCK OPTION PLAN.

4. AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TWO AND ONE-HALF REVERSE STOCK SPLIT

     The Board of Directors has approved an amendment to Metrocall's Restated Certificate of Incorporation to effect a one-for-two and one-half reverse stock split of Metrocall's outstanding common stock. The reverse stock split will result in each 2.5 shares of Metrocall's common stock becoming one share of Metrocall's common stock. In addition, the number of authorized shares of common stock will be reduced from 100 million to 40 million.

     If the stockholders approve the proposed amendment to effect the reverse stock split and reduction in authorized shares, the Board of Directors may elect not to file, or to delay the filing of, the amendment of the Restated Certificate of Incorporation. The Board may elect not to file or to delay the filing, if the Board determines that filing the amendment would not be in the best interests of the stockholders.

PURPOSE OF THE REVERSE STOCK SPLIT

     The main purpose of the reverse stock split is to maintain listing of Metrocall's shares of common stock on the Nasdaq National Market. Metrocall's shares of common stock have been listed and have traded on the Nasdaq National Market under the symbol "MCLL" since Metrocall's initial public offering in July 1993. For continued listing on the Nasdaq National Market, Metrocall must comply with the Nasdaq National Market's maintenance standards. Those standards require that, among other things, either (1) Metrocall maintain net tangible assets of $4.0 million or (2) Metrocall's common stock maintain a minimum bid price of at least $5.00 per share. Net tangible assets are defined as total assets less goodwill and total liabilities. At December 31, 1998, Metrocall met the net tangible assets requirement. Metrocall may not be able to meet this requirement in the future because of the accelerated nature of the amortization expenses associated with the customer lists and FCC licenses acquired in the ProNet merger in December 1997 and the acquisition of the Advanced Messaging Division of AT&T Wireless Services, Inc. in October 1998. As Metrocall amortizes these acquired assets, their total assets will decrease by the amount of the amortization expense.

     Over the past few months, the bid price of Metrocall's common stock has fallen below $5.00 per share. If Metrocall's common stock continues to trade below $5.00 per share for a period of 30 consecutive trading days, Metrocall will fail to meet the minimum bid price requirement. While the bid price of Metrocall's common stock has been at or above $5.00 per share periodically over the past few months, Metrocall cannot ensure that the bid price will remain at or above $5.00 per share.

     If Metrocall fails to meet the Nasdaq National Market's maintenance standards, Nasdaq will notify Metrocall that it is not in compliance with the maintenance standards, and Metrocall will have 90 days from the date of notification to achieve compliance. If Metrocall cannot achieve compliance within the 90-day period, its common stock will be delisted from the Nasdaq National Market. The Board believes, but cannot assure, that if the stockholders approve the reverse stock split at the Annual Meeting and the reverse stock split is implemented, Metrocall's common stock will trade at or above the $5.00 minimum bid price per share for continued listing on the Nasdaq National Market.

     If Metrocall does not satisfy the maintenance standards of the Nasdaq National Market, it may have to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market.

IMPLEMENTATION OF THE REVERSE STOCK SPLIT AND REDUCTION IN AUTHORIZED SHARES

     If the stockholders approve the reverse stock split and reduction in authorized shares and the Board believes it is in the best interest of the stockholders to give effect to them, the reverse stock split and reduction in authorized shares would be implemented by amending Article 4 of Metrocall's current Restated Certificate of Incorporation to add language in the form annexed to this Proxy Statement as Appendix B and by filing the amendment with the Secretary of State of the State of Delaware (the "Effective Date").

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     As a result of the reverse stock split, the number of whole shares of common stock held by stockholders of record as of the close of business on the Effective Date will be equal to the number of shares of common stock held immediately prior to the close of business of the Effective Date divided by 2.5.
Therefore, the approximately        shares of common stock outstanding on March
12, 1999 will become approximately        shares of common stock, and any other
shares issued after March 12, 1999 and before the Effective Date will be similarly adjusted. Metrocall believes the number of shares of common stock outstanding as a result of the reverse stock split represents a sufficient amount of public float, or shares held by the public to sustain its trading activity. In addition, on the Effective Date each option and warrant to purchase Metrocall's common stock and any other convertible security outstanding on the Effective Date will be adjusted so that the number of shares of Metrocall's common stock issuable upon their exercise will be divided by 2.5 (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant will be multiplied by 2.5. No fractional shares will be issued upon the reverse stock split. In lieu of fractional shares, Metrocall will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest as described below.

     Metrocall cannot assure that the market price of the common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by two, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

     The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     Metrocall's common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and as a result, Metrocall is subject to the periodic reporting and other requirements of that act. The reverse stock split will not affect the registration of the common stock under the Securities Exchange Act of 1934, as amended, and Metrocall has no present intention of terminating its registration under the act in order to become a "private" company.

EXCHANGE OF STOCK CERTIFICATES

     If the stockholders approve and the Board implements the reverse stock split, Metrocall will instruct its transfer agent to act as its exchange agent in implementing the exchange of certificates representing outstanding common stock. As soon as practicable after the Effective Date, holders of common stock will be notified and requested to surrender their certificates representing shares of common stock to the transfer agent in exchange for certificates representing post-reverse stock split shares of common stock. Beginning on the Effective Date, each certificate representing shares of Metrocall's common stock will be deemed for all corporate purposes to evidence ownership of as many shares of post-reverse stock split common stock after applying the split factor and otherwise making adjustments for fractional shares as described below.

     Metrocall's transfer agent will furnish stockholders with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT CERTIFICATES UNTIL REQUESTED TO DO SO.

FRACTIONAL SHARES

     Metrocall will not issue fractional shares of common stock as a result of the reverse stock split. In lieu of receiving fractional shares, stockholders entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, instead, receive from Metrocall a cash payment in U.S. dollars equal to such fraction multiplied by 2.5 times the average of the closing bid and asked price per share of the common stock as quoted on the Nasdaq National Market for the five trading days immediately preceding the Effective Date.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to you and the other stockholders. The summary is based on the Internal Revenue Code of 1986, as amended and regulations, rulings and judicial decisions as of March 12, 1999, all of which may be repealed, revoked or modified so as to result in U.S. federal income tax consequences different from those described below. Those changes could be applied retroactively and could adversely affect a stockholder. The summary applies only to holders who hold common stock as a capital asset and does not address special situations, such as those of dealers in securities or currencies, financial institutions, insurance companies, tax-exempt organizations, persons holding common stock as part of a hedging or conversion transaction or a straddle, persons whose "functional currency" is not the U.S. dollar and certain U.S. expatriates.

     1. Metrocall will not recognize any gain or loss as a result of the reverse stock split.

     2. Except for the cash received in lieu of fractional shares of post-reverse stock split common stock, a stockholder will not recognize any gain or loss as a result of the reverse stock split.

     3. A stockholder's tax basis in common stock immediately before the reverse stock split generally will be allocated among the common stock (including fractional shares) received in the reverse stock split on a pro rata basis.

     4. The holding period of the shares of post-reverse stock split common stock (including any fractional shares) will include the stockholder's holding period of the shares of common stock prior to the reverse stock split.

     5. Cash received in lieu of a fractional share of common stock will be treated as if the fractional share had been issued to the stockholder and then redeemed by Metrocall for the cash. Accordingly, a stockholder receiving cash will recognize taxable gain or loss equal to any difference between the amount of cash received and the stockholder's basis in the fractional share. Such capital gain or loss will be long term capital gain or loss if on the Effective Date the stockholder has held shares for more than one year.

     The summary is for general information only. It does not address all aspects of U.S. federal income taxation and does not address any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction. You should consult with your own tax advisor about the U.S. federal tax consequences of the reverse stock split in light of your particular circumstances, including the application of any state, local or foreign tax law.

ACCOUNTING EFFECTS OF THE REVERSE STOCK SPLIT

     Following the Effective Date, the par value of Metrocall's common stock will remain at $0.01 per share. As a result, Metrocall's stated capital will be reduced and capital in excess of par value (paid-in capital) will be increased accordingly. Stockholders' equity will remain unchanged, except for a minimal reduction in stockholders' equity due to cash payments to stockholders in lieu of fractional shares of common stock.

MISCELLANEOUS

     The Board may abandon the reverse stock split and reduction in authorized shares at any time before or after the Annual Meeting and prior to the filing of the amendment to the Restated Certificate of Incorporation to effect the reverse stock split and reduction in authorized shares with the Secretary of State of the State of Delaware, if for any reason the Board deems it advisable to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

                                STOCK OWNERSHIP

     There were           shares of Metrocall's common stock issued and
outstanding on March 12, 1999. The following table sets forth certain information, as of March 5, 1999, regarding beneficial ownership of Metrocall's common stock by (1) each person who is known to Metrocall to own more than 5% of Metrocall's common stock, (2) each director and executive officer of Metrocall and (3) all directors and executive officers of Metrocall as a group.

     Under the rules of the Securities and Exchange Commission, a beneficial owner of Metrocall's common stock is a person who directly or indirectly has or shares voting power or investment power with respect to the shares of common stock. Voting power is the power to direct the vote of the shares. Investment power is the power to dispose of or direct the disposition of the shares. Beneficial ownership of the shares also includes those shares as to which voting power or investment power may be acquired within 60 days.

     The information on beneficial ownership in the table and the footnotes is based upon Metrocall's records and the most recent Schedule 13D or 13G filed by each such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                           NUMBER OF SHARES     PERCENT OF
                                                             BENEFICIALLY      COMMON STOCK
                          NAME                                  OWNED          OUTSTANDING
                          ----                             ----------------    ------------
Richard M. Johnston, Chairman of the Board and Director         104,305(a)            *
William L. Collins, III, President, Chief Executive
  Officer,
  Vice Chairman of the Board and Director                       574,933(b)          1.4%
Vincent D. Kelly, Chief Financial Officer, Treasurer
  and Executive Vice President                                  331,588(c)            *
Steven D. Jacoby, Chief Operating Officer
  and Executive Vice President                                  232,079(d)            *
Ronald V. Aprahamian, Director                                   99,000(e)            *
Harry L. Brock, Jr., Director                                 3,682,710(f)          8.8%
Michael Greene, Director                                      2,085,019(g)          5.0%
Max D. Hopper, Director                                          38,000(h)            *
Edward E. Jungerman, Director                                    41,150(i)            *
Jackie R. Kimzey, Director                                      249,315(j)            *
Francis A. Martin, III, Director                                 81,000(k)            *
Elliott H. Singer, Director                                     733,215(l)          1.8%
Royce R. Yudkoff, Director                                       38,061(m)            *
All directors and executive officers as a group (13
  persons)                                                    8,290,375(n)         19.9%
Page America Group, Inc.                                      3,056,857             7.3%
  125 State Street, Suite 100
  Hackensack, NJ 07601
UBS Capital LLC                                               2,085,019(o)          5.0%
  299 Park Avenue
  New York, NY 10171
Wellington Management Company, LLP                            3,482,809(p)          8.4%
  75 State Street
  Boston, Massachusetts 02109

-------------------------

   *   Less than 1%.
  (a) Includes 104,000 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans.
  (b)  Includes 19,396 shares owned of record by USA
       Telecommunications, Inc. ("USA Tel"); 305 shares owned by
       William L. Collins, III; and 211,846 shares issuable upon the exercise of options.
  (c) Includes 256,588 shares issuable upon the exercise of options granted under Metrocall's stock option plans.
  (d) Includes 988 shares owned of record by USA Tel and 159,477 shares issuable upon the exercise of options.
  (e) Includes 29,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (f) Excludes 200,000 shares of Metrocall's common stock held of record by Suzanne S. Brock, Mr. Brock's wife, of which Mr.
       Brock disclaims beneficial ownership. Includes 137,510 shares issuable upon exercise of options granted under Metrocall's stock option plans.
  (g)  Includes 970,365 shares held by UBS Capital LLC, of which
       Mr. Greene is a Managing Director. Also includes 1,088,654 shares of Metrocall's common stock that may be acquired upon exercise of warrants held by UBS Capital LLC and 26,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock options plans.
  (h) Includes 29,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (i) Includes 40,250 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (j) Includes 240,500 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans and 7,920 shares owned of record by certain members of Mr. Kimzey's family.
  (k) Includes 31,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (l) Includes 167,452 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock options plans.
  (m) Includes 26,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (n) Includes an aggregate of 1,119,623 shares of Metrocall's common stock issuable upon the exercise of options granted under Metrocall's stock option plans; 1,088,654 shares issuable upon exercise of warrants held by UBS Capital LLC;
       and 1,045,954 shares through beneficial ownership.
  (o) Includes 1,088,654 shares of Metrocall's common stock that may be acquired upon exercise of warrants and 26,000 shares of Metrocall's common stock issuable upon exercise of options granted under Metrocall's stock option plans.
  (p) Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own
       3,482,809 shares of Metrocall, which shares are held of record by clients of Wellington Management Company, LLP.
       Includes 1,333,809 shares as to which Wellington Management
       Company, LLP has shared power to vote or to direct the vote, and 3,482,809 shares as to which it has shared power to dispose or direct the disposition.

                               EXECUTIVE OFFICERS

     Executive officers of Metrocall serve at the pleasure of the Board of Directors, subject to the provisions of their employment agreements. This table sets forth the names of the executive officers of Metrocall, their ages as of March 12, 1999, and their positions with Metrocall.

               NAME                  AGE                        POSITION
               ----                  ---                        --------
William L. Collins, III............  48       President and Chief Executive Officer
Vincent D. Kelly...................  39       Chief Financial Officer, Treasurer, and
                                                Executive Vice President
Steven D. Jacoby...................  41       Chief Operating Officer and Executive Vice
                                                President

     We set forth below certain biographical information concerning the individuals listed above.

     William L. Collins, III has been President and Chief Executive Officer of Metrocall since January 1996. He served as Director and Vice Chairman of the Board since September 1994. From 1988 to 1994, Mr. Collins was the Chairman of the Board, Chief Executive Officer, President and a director of FirstPAGE USA, Inc. and its predecessor companies. Mr. Collins serves as Chairman of the Board of Directors of USA Telecommunications, Inc. From 1977 to 1988, Mr. Collins was President of C&C, Inc., a national communications marketing and management Company.

     Vincent D. Kelly has been the Chief Financial Officer and Vice President of Metrocall since January 1989. Mr. Kelly has also served as Treasurer since August 1995. He was appointed Executive Vice President in February 1997. Mr. Kelly served as Chief Operating Officer and Chief Financial Officer of Metrocall from February 1993 through August 31, 1994, when Metrocall acquired FirstPAGE USA, Inc. Mr. Kelly was a director of Metrocall from 1990 until November 1996. Mr. Kelly is a certified public accountant.

     Steven D. Jacoby has been Chief Operating Officer and Vice President of Metrocall since September 1994. Mr. Jacoby was appointed Executive Vice President in February 1997. Mr. Jacoby joined Metrocall from FirstPAGE USA, Inc. where he had served as Chief Operating Officer, Vice President and Secretary since 1988. Mr. Jacoby was a director of Metrocall from September 1994 until November 1996.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of all compensation during the last three fiscal years for (1) Metrocall's Chief Executive Officer, and (2) the executive officers of Metrocall whose aggregate annual salary and bonus exceeded $100,000 for the year ended December 31, 1998 (the "named executive officers").

                               FOR THE                                               LONG TERM
                                YEAR                                  OTHER         COMPENSATION
         NAME AND               ENDED                                 ANNUAL       --------------        ALL OTHER
    PRINCIPAL POSITION       DECEMBER 31     SALARY    BONUS(a)    COMPENSATION       OPTIONS           COMPENSATION
--------------------------  -------------   --------   --------   --------------   --------------      --------------
William L. Collins, III...    1998          $496,159   $425,000           --           500,000            $36,442(b)(e)
  President, Chief            1997           372,690    337,500           --           200,000(c)          35,000(b)
    Executive
    Officer (effective        1996           288,696    225,000           --           100,000             35,000(b)
    January 1996),
    Director and Vice
    Chairman of the Board
Vincent D. Kelly..........    1998           322,692    325,000           --           150,000              2,500(e)
  Chief Financial Officer,    1997           249,230    225,000           --           256,588(c)             688(e)
    Treasurer and             1996           224,711    212,500           --           206,588(d)           2,375(e)
      Executive
    Vice President
Steven D. Jacoby..........    1998           322,692    325,000           --           150,000              1,512(e)
  Chief Operating Officer     1997           249,230    225,000           --           150,000(c)             688(e)
    and Executive Vice        1996           224,711    212,500           --           100,000(d)           1,425(e)
    President

-------------------------
(a) Includes bonuses earned in the year indicated, whether paid in the year indicated or the following year.
(b) Payments by Metrocall for life insurance premiums pursuant to Mr. Collins' employment contract.
(c) Includes options granted in previous years that were repriced during 1997 as follows: Mr. Collins, 100,000 options; Mr. Kelly, 206,588 options; Mr. Jacoby, 100,000 options.
(d) Includes options granted in previous years that were repriced during 1996 as follows: Mr. Kelly, 156,588 options; Mr. Jacoby, 50,000 options.
(e) Allocation of employer contribution under the Metrocall, Inc. Savings and Retirement Plan.

OPTION GRANTS IN 1998

     The following table sets forth information concerning grants of stock options to the named executive officers during the fiscal year ended December 31, 1998.

                                           % OF TOTAL
                                            NUMBER OF                                POTENTIAL REALIZABLE
                                             SHARES                                    VALUE AT ASSUMED
                              NUMBER       UNDERLYING                                   ANNUAL RATES OF
                            OF SHARES        OPTIONS                               STOCK PRICE APPRECIATION
                            UNDERLYING     GRANTED TO      EXERCISE                     FOR OPTION TERM
                             OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION   -------------------------
           NAME             GRANTED(a)   FISCAL YEAR (%)    ($/SH)       DATE        5% ($)        10% ($)
           ----             ----------   ---------------   --------   ----------   -----------   -----------
William L. Collins, III...   500,000          29.8%         $5.13       2/4/08     $1,613,115    $4,087,949
Vincent D. Kelly..........   150,000           8.9           5.13       2/4/08        483,934     1,226,385
Steven D. Jacoby..........   150,000           8.9           5.13       2/4/08        483,934     1,226,385

-------------------------

(a) Options granted to Messrs. Collins, Kelly, and Jacoby become exercisable on February 4, 2000, two years from the date of grant.

AGGREGATE OPTION EXERCISES IN 1998 AND OPTION YEAR-END VALUE

     No options were exercised in 1998. The following table sets forth the fiscal year-end value of all unexercised options held by the named executive officers.

                                        NUMBER OF SHARES
                                     UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                           OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                        DECEMBER 31, 1998            DECEMBER 31, 1998
               NAME                 EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
               ----                 -------------------------    -------------------------
William L. Collins, III...........       111,846/600,000                $39,625/--
Vincent D. Kelly..................       206,588/200,000                     --/--
Steven D. Jacoby..................       109,477/200,000                 31,701/--

REPRICING OF OPTIONS

     The following table sets forth information concerning the repricing of options granted to the named executive officers and to Mr. Brock, as former Chairman of the Board and President, during the fiscal year ended December 31, 1997 and prior years. No options were repriced in 1998.

                         TEN-YEAR OPTIONS/SAR REPRICING

                                                                                                           LENGTH OF
                                                      NUMBER OF                                             ORIGINAL
                                                     SECURITIES     MARKET       EXERCISE                    OPTION
                                                     UNDERLYING    PRICE OF      PRICE AT                     TERM
                                                     REPRICED OR   STOCK AT      TIME OF                   REMAINING
                                                       AMENDED      TIME OF    REPRICING OR      NEW       AT TIME OF
                                                       OPTIONS     REPRICING    AMENDMENT     EXERCISE    REPRICING OR
                   NAME                      DATE        (#)          ($)          ($)        PRICE ($)    AMENDMENT
                   ----                     -------  -----------   ---------   ------------   ---------   ------------
William L. Collins, III...................  2/4/97     100,000     $ 6.00        $ 7.9375     $ 6.00       107 months
  President, Chief Executive Officer and
    Vice
  Chairman of the Board                     9/18/96    100,000     $ 7.9375      $19.125      $ 7.9375     112 months
Vincent D. Kelly..........................  2/4/97      72,000     $ 6.00        $ 7.9375     $ 6.00        81 months
  Chief Financial Officer, Treasurer and                34,588     $ 6.00        $ 7.9375     $ 6.00        87 months
    Executive Vice President                            50,000     $ 6.00        $ 7.9375     $ 6.00       101 months
                                                        25,000     $ 6.00        $ 7.9375     $ 6.00       107 months
                                                        25,000     $ 6.00        $ 7.9375     $ 6.00       108 months
                                            9/18/96     72,000     $ 7.9375      $19.50       $ 7.9375      86 months
                                                        34,588     $ 7.9375      $13.00       $ 7.9375      92 months
                                                        50,000     $ 7.9375      $19.125      $ 7.9375     106 months
                                                        25,000     $ 7.9375      $19.125      $ 7.9375     112 months
                                                        25,000     $ 7.9375      $20.25       $ 7.9375     113 months
                                            1/16/96     50,000     $19.125       $20.25       $19.125      114 months
Steven D. Jacoby..........................  2/4/97      50,000     $ 6.00        $ 7.9375     $ 6.00       101 months
  Chief Operating Officer, and Executive                25,000     $ 6.00        $ 7.9375     $ 6.00       107 months
    Vice President                                      25,000     $ 6.00        $ 7.9375     $ 6.00       108 months
                                            9/18/96     50,000     $ 7.9375      $19.125      $ 7.9375     106 months
                                                        25,000     $ 7.9375      $19.125      $ 7.9375     112 months
                                                        25,000     $ 7.9375      $20.25       $ 7.9375     113 months
                                            1/16/96     50,000     $19.125       $20.25       $19.125      114 months
Harry L. Brock, Jr........................  2/4/97      76,000     $ 6.00        $ 7.9375     $ 6.00        81 months
  Former Chairman of the Board and                      36,510     $ 6.00        $ 7.9375     $ 6.00        87 months
    President                                           10,000     $ 6.00        $ 7.9375     $ 6.00       101 months
                                            9/18/96     76,000     $ 7.9375      $19.50       $ 7.9375      86 months
                                                        36,510     $ 7.9375      $13.00       $ 7.9375      92 months
                                                        10,000     $ 7.9375      $20.25       $ 7.9375     106 months

EMPLOYMENT ARRANGEMENTS

     Messrs. Collins, Jacoby and Kelly are parties to employment contracts that, as extended, provide for terms of employment through December 31, 2001 (with automatic extensions). Under these agreements, as amended effective January 1, 1998, Messrs. Collins, Jacoby, and Kelly have salaries of $500,000, $325,000, and $325,000 respectively.

     Termination of Employment. Each of Messrs. Collins', Jacoby's and Kelly's contracts provides for certain payments if the executive's employment is terminated without cause, if the executive terminates the contract for good reason or if the executive's employment is terminated by reason of death or disability. In such event, Metrocall will pay the executive or his estate the full base salary and benefits (in connection with termination without cause or resignation for good reason) that would otherwise have been paid to the executive during the remaining term of the agreement. Terminations without cause or resignations for good reason would also require Metrocall to pay the executive, at his election, the difference between the fair market value of stock subject to options (including those otherwise unexercisable) and the price he would have had to pay to exercise the options. If the executive voluntarily terminates employment (other than for good reason), Metrocall will pay the executive one year's base salary and benefits under the contract. The reasons for resignation for good reason under each contract include the termination of any of the other executives for reasons other than cause, death, or disability.

     Change of Control. Messrs. Collins, Jacoby and Kelly also are parties to separate change of control agreements which, as extended, run through December 31, 2001 (with automatic extensions). Changes of control are defined as (1) any action required to be reported under Item 6(e) of Schedule 14A as a "change of control" (generally a 50% change in share ownership but other changes may also qualify); (2) any person's acquiring more than 25% of the voting power of Metrocall voting stock without the Board's prior approval; (3) changes in Board membership such that during any two consecutive years, Board members at the beginning constitute less than a majority of the Board of Directors at the end (including as Board members at the beginning of the period any directors added during the period with approval of two-thirds of the Board); (4) a merger or reorganization in which Metrocall does not survive or in which the outstanding shares of Metrocall are converted into other shares or securities (except through a reincorporation or creation of a holding company); (5) a more than 50% turnover of voting power in a merger, reorganization, or similar transaction approved by stockholders, unless 75% of the Board of Directors carries over to the new entity; or (6) any other event the Board determines constitutes a change of control. A change of control is also deemed to occur if the executive is removed at the request of a third party who has taken steps to effect a change of control or the termination was otherwise caused by a change of control. Under the change of control agreements, executives would be entitled to payment of three times the sum of their salary and most recent bonus within 30 days after termination of employment after a change of control (other than termination for death, disability, or cause), together with a payment of the option spread (as described above under "Termination of Employment"), paid health coverage for up to 18 months, and certain other benefits. Payment would be grossed up, as necessary, to provide that the executive receives his payments net of any excise taxes and any taxes on the excise payment (but the executive would remain responsible for any income taxes on the payment).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Executive Compensation Philosophy. Metrocall's philosophy regarding executive compensation is to offer competitive and fair compensation that will attract and retain key executives in the face of high demand for a management team with experience in consolidating the pager industry and to reward executives and hold them accountable for Metrocall's overall performance. Particular factors that the Compensation Committee believes important in assessing performance are growth in revenues, cash flow, number of pagers in service, on an annual basis, and, on a longer term basis, growth in stockholder value as measured by stock price. (The Compensation Committee put a diminished emphasis on short-term improvements in stock price, given the continuing struggles of many of Metrocall's competitors and the apparent disfavor of the industry with market analysts.) The Compensation Committee also considered the more subjective factor of the management team's success in acquiring and integrating industry players.

     In establishing appropriate levels for base salary, the Compensation Committee considered base salary levels of senior executives at other public paging and other wireless companies, particularly in the peer group described in the performance graph set forth in this Proxy Statement on page 25 ("Peer Group") and the particular officer's overall contributions to Metrocall during the past year and previously. Annual performance bonuses are based upon the Compensation Committee's evaluation of the executive's performance in achieving corporate objectives during the preceding fiscal year. Option grants are designed to reward an executive officer for his or her overall contribution to Metrocall and to serve as an incentive to achieve Metrocall's goal of increasing stockholder value. The Compensation Committee also reviewed and considered compensation surveys from Towers Perrin and the HayGroup. The total compensation package was designed to be near the 75th percentile for comparable companies.

     Base Salary. In determining the appropriate level of base salaries, the Compensation Committee considers responsibility, prior experience and accomplishments and the relative importance of the position in achieving Company objectives. The Compensation Committee also sets base salaries at levels necessary to retain key employees. For this purpose, the Compensation Committee considers base salary levels paid by companies in the Peer Group and salary levels paid by other companies competing for executive talent.

     Bonuses. Bonuses for 1998 were based on the Compensation Committee's overall qualitative evaluation of the performance and accomplishments of the executive officers for the year. Messrs. Collins', Jacoby's and Kelly's bonuses were based on their overall contribution to Metrocall and a general assessment of Metrocall's performance for the year, together with the factors described below under Chief Executive Officer's Compensation.

     Stock Option Grants. The Compensation Committee believes that stock options are necessary to focus each executive's attention on Metrocall's goal of increasing stockholder value as reflected in the stock price. In determining the level of option grants, the Compensation Committee considers the executive's level of stock ownership and position in Metrocall. The Compensation Committee has determined that the overall level of stock options for the year is consistent with the practice of companies in the Peer Group. During 1998, the Compensation Committee, with Mr. Singer abstaining, approved awards of options covering 150,000 shares each for Messrs. Jacoby and Kelly, to be exercisable on or after February 4, 2000.

     Chief Executive Officer's Compensation. In setting Mr. Collins' compensation for 1998 and awarding bonuses with respect to that year, the Compensation Committee considered the following factors: growth in revenues, cash flow and subscribers; successful completion of Metrocall's third offering of senior subordinated notes; negotiation and completion of Metrocall's acquisition of the Advanced Messaging Division of AT&T Wireless Services, Inc., and the successful integration during 1998 of ProNet and other acquisitions completed in 1997. It considered each of those to be substantially positive developments for Metrocall's long-term success. It also decided that additional stock-based incentives, in the form of options, were appropriate both to bring Mr. Collins' long-term compensation closer to that of others in the industry and to continue to tie substantial parts of his compensation to Metrocall's future stock price appreciation. To that end, the Compensa-tion Committee granted, with Mr. Singer abstaining, an option covering 500,000 shares in 1998 to be exercisable on or after February 4, 2000. The Board subsequently approved all aspects of Mr. Collins' compensation.

     Compensation Deduction Limit. The Securities and Exchange Commission requires that this report comment on Metrocall's policy with respect to a special rule under the tax laws, Section 162(m) of the Internal Revenue Code. That section can limit the deductibility on a corporation's federal income tax return of compensation of $1 million to any of the named officers. A company can deduct compensation (including from exercising options) outside that limit if it pays the compensation under a plan that its shareholders approve and that is performance-related and non-discretionary. Option exercises are typically deductible under such a plan if granted with exercise prices at or above the market price when granted. The Committee's policy with respect to this section is to make every reasonable effort to ensure that compensation complies with
Section 162(m), while simultaneously providing Company executives with the proper incentives to remain with and increase the prospects of Metrocall. Given the way we administer the option plan, we think it is unlikely that Metrocall will lose a deduction under this section for options. Metrocall did not pay any compensation with respect to 1998 that would be outside the limits of Section 162(m).

   Submitted by the Compensation Committee of Metrocall as of March 5, 1999.

                        Francis A. Martin, III, Chairman
                     Michael Greene       Elliott H. Singer

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Metrocall leases certain of its office space in Alexandria, Virginia from Beacon Communications Associates, L.L.C., a Virginia limited liability company that engages in real estate investment and leasing. The lease terminates in July 2010. Metrocall paid rent for the premises during 1998 on a monthly basis in the annual amount of $229,000. Metrocall expects the annual rent for 1999 to be approximately $229,000. Beacon Communications is owned by Harry L. Brock, Jr., his wife Suzanne S. Brock, a former director of Metrocall, and other members of their family. On November 6, 1998, Beacon Communications reacquired Metrocall's 20% interest in Beacon Communications for $500,000.

     Metrocall also leases an antenna site from Beacon Communications. The lease terminates in November 2010. Metrocall paid rent for the site during 1998 on a monthly basis in the annual amount of $50,000. Metrocall expects the annual rent for 1999 to be approximately $50,000.

     Beacon Communications financed the construction of the Alexandria, Virginia office building with an Industrial Revenue Bond in the principal amount of $1,800,000 issued by the Fairfax County, Virginia Economic Development Authority, dated December 20, 1983. Mr. Brock and Ms. Brock, have guaranteed, in their individual capacities, payment of the final $400,000 due on the Industrial Revenue Bond.

     Metrocall leases its Harrisburg, Pennsylvania office space from 227 Associates, a Virginia general partnership that engages in real estate investment and leasing. Metrocall is a general partner and has a 10% interest in 227 Associates. Mr. Brock and Ms. Brock are general partners of 227 Associates, holding 10% and 60% interests, respectively. Metrocall paid rent for the premises during 1998 on a monthly basis in the annual amount of $37,000. Metrocall expects the annual rent for 1999 to be approximately $37,000.

     Franklin Associates and 314 Associates are Virginia general partnerships owned and controlled by the Brock family that license to Metrocall radio station equipment and tower use for some of Metrocall's operations in Virginia. During 1998, Metrocall paid rent on a monthly basis in the annual amounts of approximately $139,000 to 314 Associates and approximately $46,000 to Franklin Associates. During 1999, Metrocall expects that its rent to 314 Associates and Franklin Associates will be approximately $133,000 and $46,000, respectively.

     Metrocall believes that its agreements with Beacon Communications, 227 Associates, 314 Associates and Franklin Associates are on terms that are no less favorable to Metrocall than could be obtained from an unaffiliated party in an arms-length transaction.

     In July 1993, Metrocall entered into a Tax Indemnification Agreement with, among others, Messrs. Brock and Kelly and Ms. Brock (the "Subchapter S stockholders"), which agreement relates to their respective income tax liabilities in connection with Metrocall's earlier status as an S Corporation. Because Metrocall became subject to corporate income taxation after Metrocall's initial public offering, the reallocation of income and deductions between the period during which Metrocall was treated as an S Corporation and the period during which Metrocall became subject to corporate income taxation may have increased the taxable income of one party while decreasing that of another party. Accordingly, the Tax Indemnification Agreement was intended to assure that taxes are borne by Metrocall on the one hand and the Subchapter S stockholders on the other hand only to the extent that such parties are required to report the related income for tax purposes. Subject to certain limitations, the Tax Indemnification Agreement generally provides that the Subchapter S stockholders will be indemnified by Metrocall with respect to federal and state income taxes (plus interest and penalties) shifted from a taxable year subsequent to the initial public offering to a taxable year in which Metrocall was an S Corporation. In addition, Metrocall will be indemnified by the Subchapter S stockholders, subject to certain limitations, with respect to federal and state income taxes (plus interest and penalties) that arise from a termination of S Corporation status prior to the date of such termination or which are shifted from taxable year in which Metrocall was an S Corporation to a taxable year subsequent to the consummation of the initial public offering. Any payment made by Metrocall to the Subchapter S stockholders pursuant to the Tax Indemnification Agreement likely will be considered by the Internal Revenue Service or the applicable state taxing authorities to be nondeductible by Metrocall for income tax purposes. As of March 1, 1999, no indemnification obligations have arisen under the Tax Indemnification Agreement with respect to any of the parties thereto.

     Mr. William L. Collins, III, President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of Metrocall, is a general partner in three real estate partnerships that leased commercial office space to Metrocall in Alexandria, Virginia during 1998. Mr. Steven D. Jacoby, Chief Operating Officer and Executive Vice President, is a general partner in one of those three real estate partnerships. The lease payments to entities with whom Messrs. Collins and Jacoby are affiliated amounted to approximately $14,000 for the year ended December 31, 1998. Metrocall expects that the annual rent for the remaining lease in 1999 will amount to approximately $14,000.

     ProNet (and Metrocall as successor-in-interest) entered into an Incentive Compensation Agreement dated July 7, 1997 with Impulse Technologies Corporation regarding the development of certain messaging services. Mr. Jungerman is the President of Impulse Technologies Corporation. Maximum compensation under the Incentive Compensation Arrangement is $350,000. In addition, during 1998, Metrocall has entered into a consulting services agreement with Impulse Technologies Corporation under which it expects the cost of services to exceed $60,000 in 1999.

                               OTHER INFORMATION

COMPANY PERFORMANCE

     We set forth below a graph that compares the cumulative total stockholder return on the common stock of Metrocall with the cumulative total return on
(1) the Nasdaq Market Index and (2) a Peer Group Index. The Peer Group Index is comprised of the following publicly traded companies that engage in the paging and wireless messaging line of business: Arch Communication Group, Inc. (APGR) and Paging Network, Inc. (PAGE). The Peer Group Index previously included ProNet Inc. (PNET) and Page America Group, Inc. (PGG). Metrocall acquired ProNet on December 30, 1997. Page America was removed from listing on the AMEX in May 1996. Accordingly, no quotations for those companies are available.

     The graph plots the growth in value of an initial $100 investment on December 31, 1993 through December 31, 1998, assuming the reinvestment of dividends. Measurement points are on December 31, 1993, December 31, 1994, December 31, 1995, December 31, 1996, December 31, 1997 and December 31, 1998.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   OF METROCALL, NASDAQ MARKET AND PEER GROUP

                                                                    Metrocall Inc.      Customer Selected Stock List
 12/31/1993                                                                 100.00                            100.00
 12/30/1994                                                                  97.14                            112.48
 12/29/1995                                                                 109.29                            160.72
 12/31/1996                                                                  28.66                             98.09
 12/31/1997                                                                  28.21                             68.50
 12/31/1998                                                                  25.00                             29.52

                                          NASDAQ Market Index
                                                       100.00
                                                       104.99
                                                       136.18
                                                       169.23
                                                       207.00
                                                       291.96

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that our directors and officers reported all transactions in Metrocall's common stock and options on a timely basis during the fiscal year ended December 31, 1998, except as follows:

     Mr. Ryal B. Poppa filed his annual statement of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission late.

PROPOSALS FOR THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS

     Metrocall expects that its 2000 Annual Meeting of Stockholders will be held in May 1999. If you want to include a proposal in the proxy statement for Metrocall's 2000 Annual Meeting, send the proposal to:

     Metrocall, Inc.
     Attn: Secretary
     6677 Richmond Highway
     Alexandria, Virginia 22306

     Proposals must be received on or before November 30, 1999, to be included in next year's proxy statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as well as the requirements of Metrocall's Restated Certificate of Incorporation and Bylaws. Under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, Metrocall will be able to use proxies given to it for next year's meeting to vote for or against any stockholder proposal that is submitted other than pursuant to Rule 14a-8 at Metrocall's discretion, unless the proposal is submitted to Metrocall on or before November 30, 1999.

                                            By Order of the Board of Directors

                                                       LOGO

                                            Richard M. Johnston
                                            Chairman of the Board

Alexandria, Virginia
, 1999

                       APPENDIX A: 1996 STOCK OPTION PLAN

                     AS AMENDED, EFFECTIVE FEBRUARY 3, 1999

     METROCALL, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of the 1996 Stock Option Plan (the "Plan") as follows:

1. PURPOSE

     The Plan is intended to advance the interests of the Corporation by providing eligible employees and outside directors ("Eligible Directors") of the Corporation, its predecessors, and its affiliates an opportunity to acquire or increase their proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries. Options granted under the Plan (the "Options") to employees may be nonqualified stock options ("NQSOs") or may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs.

2. ADMINISTRATION

     2.1  COMMITTEE

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"). The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The Board may also act under the Plan as though it were the Committee.

     2.2  ACTION BY COMMITTEE

     The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The Committee shall have the full power and authority to take all actions and to make all determinations required or permitted under the Plan and any Option granted hereunder. The Committee shall have the full power and authority to take all other actions and determination not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The Committee's powers shall include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Certificate of Incorporation and Bylaws of the Corporation and applicable law. The interpretation and construction by the Committee of any provision of the Plan or any Option granted hereunder shall be final and conclusive.

     Notwithstanding the foregoing, the Committee shall have no discretion over the amount, price or timing of options granted to Eligible Directors.

     2.3.  NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

     2.4.  APPLICABILITY OF RULE 16B-3

     Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to persons who are required to file reports under Section 16(a) of the Exchange Act.

3. STOCK AND OTHER RIGHTS

     The stock that may be issued pursuant to Options shall be shares of common stock of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued under the Plan shall not exceed in the

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

aggregate 6,000,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 12 and which number shall increase to 8,000,000 if the stockholders approve the increase and shall be reduced by any shares previously issued under the Plan or then outstanding under Options. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available immediately for future grants of Options under the Plan (but will be counted against that calendar year's limit for a given individual).

     No additional options will be granted under either the Metrocall, Inc. Amended and Restated 1993 Stock Option Plan or the Metrocall, Inc. Directors Stock Option Plan (together, the "Predecessor Plans"). However, any shares of Stock that were available for grants under the Predecessor Plans as of the date of such approval but had not been the subject of options granted under the Predecessor Plans shall be available for grants under this Plan, provided, however, that such shares shall not be available for the grant of Options intended to qualify as Incentive Stock Options.

     The maximum number of shares that may be granted under Options for a single individual in a calendar year may not exceed 1,000,000. (The individual maximum applies only to Options first made under this Plan and not to Options made in substitution of a prior employer's options or other incentives, except as Code
Section 162(m) otherwise requires.)

     The aggregate number of shares of Stock that may be issued under incentive stock options may not exceed 3,000,000, and their authorization for use with ISOs does not prevent their use instead with NQSOs.

4. ELIGIBILITY

     Options may be granted under the Plan to any employee or director of the Corporation or any Subsidiary (including any such employee who is an officer or director of the Corporation or any Subsidiary) and as the Committee shall determine and designate from time to time prior to expiration or termination of the Plan. (Individuals who have been granted Options are referred to as "Optionees.") An individual may hold more than one Option, subject to such restrictions as are provided herein.

     The Administrator may also grant Options in substitution for options or other equity interests held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring or merging with the individual's employer or acquiring its assets or to persons who were employees or directors of the previous employer and received an option in that capacity even if they do not become Employees. In addition, the Administrator may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant. If necessary to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

5. EFFECTIVE DATE AND TERM

     5.1.  EFFECTIVE DATE

     The Plan became effective as of April 5, 1996 (the "Effective Date") and was approved by the stockholders on May 1, 1996. The Board approved amendments to the Plan on February 5, 1997, December 17, 1997, February 4, 1998, and February 3, 1999.

     5.2.  TERM

     The Plan shall terminate ten years after the Effective Date unless previously terminated under Section 11.

6. EMPLOYEE STOCK OPTIONS

     6.1  GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the termination of the Plan, grant to such eligible persons as the Committee may determine, Options to purchase such number of shares of Stock on such terms and conditions as the Committee may deter-mine, including any terms or conditions that may be necessary to qualify such Options as Incentive Stock Options under Code Section 422. The date as of which the Committee approves the grant of an Option shall be considered the date on which such Option is granted. Neither the employee nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent that the certificates for such shares have been issued upon the exercise of the Option.

     6.2  LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option granted to an employee shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Corporation and its parent and subsidiary corporations, within the meaning of the Code Section 422(d)), does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

     6.3  OPTION AGREEMENTS

     All Options granted to employees pursuant to the Plan shall be evidenced by written agreements in such form or forms as the Committee shall from time to time determine. Option agreements may be amended by the Committee from time to time and need not contain uniform provisions.

     6.4  OPTION PRICE

     The purchase price of each share of Stock subject to an Option issued under
Section 6 shall be fixed by the Committee. In the case of an Option not intended to constitute an Incentive Stock Option, the option price shall be not less than the par value of the Stock covered by the Option. In the case of an Option that is intended to be an Incentive Stock Option, the option price shall be not less than the greater of par value of the Shares or 100% of the Fair Market Value (as defined below) of a share of Stock covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more-than-10%-stock-owners), the option price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110% of the Fair Market Value of a share of Stock covered by the Option at the time such Option is granted.

     Fair Market Value of Stock for purposes of this Plan shall mean, in the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Security Dealers Automated Quotation System, or is publicly traded on an established securities market, the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market on the date the Option is granted) or, if there is no such closing price, then the mean between the highest bid and lowest asked price or between the high and low prices on such date, or, if no sale of stock has been made on such day, on the preceding day on which any such sale shall have been made.

     6.5  TERM

     Each Option granted to an employee under the Plan shall terminate and all rights to purchase Stock thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such prior date as may be fixed by the Committee and stated in the option agreement relating to such Option; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d)(relating to more-than-10%-stock-owners), an Option granted to such employee that is intended to be an Incentive Stock Option shall in no event be exercisable after the

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

expiration of five years from the date it is granted.

     6.6  EXERCISE BY OPTIONEE

     Only the employee receiving an Option (or, in the event of the Optionee's legal incapacity or incompetency, the employee's guardian or legal representative, and in the case of the employee's death, the employee's estate) may exercise the Option.

     6.7  OPTION PERIOD AND LIMITATIONS ON EXERCISE

     Each Option granted under the Plan to an employee shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option, as the Committee shall determine and set forth in the option agreement. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that the Option granted to an employee may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the option agreement. Any such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

     6.8  METHOD OF EXERCISE

     An Option that is exercisable by an employee hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise. Such notice shall specify the number of shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the shares for which the Option is being exercised. Payment in full of the Option price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Corporation cash or cash equivalents acceptable to the Corporation equal to the exercise price.

     Payment of the option price for the shares of Stock purchased pursuant to the exercise of an Option by an employee shall be made, as determined by the Committee and set forth in the option agreement, as follows:

          (a) in cash or by certified check payable to the order of the Corporation;

          (b) through the tender to the Corporation of shares of Stock, which must have been held by the individual exercising the option for at least six months at the time of surrender and which shall be valued, for purposes of determining the extent to which the option price has been paid, at their Fair Market Value on the date of exercise; or

          (c) by a combination of the foregoing methods or any other method that the Committee may allow.

     The Committee may, in the option agreement and after due consideration of the effect on the Corporation's financial statements, provide that the Optionee can direct the Corporation to withhold shares of Stock otherwise issuable pursuant to exercise of an Option equal in value to the option price or any portion thereof.

     Notwithstanding the preceding, the Committee may, in its discretion, impose and set forth in the option agreement such limitations or prohibitions on the methods of exercise as the Committee deems appropriate. Promptly after the exercise of an Option and the payment in full of the option price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an Incentive Stock

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

Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.9  WITHHOLDING

     The Corporation shall have the right to withhold, or require an individual exercising an Option to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to the exercise of Options. To the extent permissible under applicable tax, securities and other laws, the option agreement may permit satisfaction of a tax withholding requirement by withholding shares of Stock issued as a result of the exercise of an Option.

7. DIRECTOR STOCK OPTIONS

     7.1  GRANT OF FORMULA OPTIONS

     On the Effective Date, an Eligible Director then serving on the Board shall be granted a Formula Option to purchase 10,000 shares of Stock. Thereafter, each Eligible Director whose Commencement of Service is after the Effective Date shall be granted a Formula Option to purchase 10,000 shares of Stock on the date of such Commencement of Service. "Commencement of Service" means the date of commencement of the Eligible Director's first term as an Eligible Director, which shall be the earlier of (a) the date of the first meeting of the Board attended by the Eligible Director as a member of the Board, including the meeting at which such Eligible Director was first appointed as a member of the Board, if attended by such Eligible Director, or (b) the date of the first action by written consent joined by the Eligible Director. Each Eligible Director shall be granted an additional Formula Option to purchase 1,000 shares of Stock on each anniversary of the date on which he or she was granted the initial Formula Option pursuant to this Section 7.1, provided the Eligible Director continues to qualify as such on that anniversary date.

     7.2  DISCRETIONARY GRANTS TO DIRECTORS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, grant to such Eligible Directors as the Board may determine, Options, in addition to the Formula Options, to purchase such number of shares of Stock on such terms and conditions as the Board may determine. The date as of which the Board approves the grant of an Option shall be considered the date on which such Option is granted. Neither the director nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent that the certificates for such shares have been issued upon the exercise of the Option.

     7.3  EXERCISE PRICE

     The exercise price of each Option granted to an Eligible Director shall be the Fair Market Value of the Stock subject to the Option on the date the Option is granted, except as the Board otherwise specifies.

     7.4  VESTING

     Formula Options granted to Eligible Directors shall be fully vested and exercisable six months after the date of grant. The Board may specify the same or a different vesting schedule for other Options granted to Eligible Directors.

     7.5  EXERCISE OF OPTION

     Subject to Section 7.4 hereof, an Eligible Director may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Corporate Secretary at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Corporate Secretary. Such notice shall be accompanied by an amount equal to the option price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair market Value in accordance with the Plan. Shares of Stock acquired by the Eligible Director through exercise of an Option may be surrendered in payment of the Option price of Options; provided however, that any Stock surrendered in payment must have been held by the Eligible Director for more than six months at the time of surrender. Payment in full of the Option price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option price.

     7.6  TERM OF OPTION

     Options granted to Eligible Directors shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted. Termination of the Optionee's status as an Eligible Director shall not cause a Formula Option to terminate, but the Board may designate termination as a director as a grounds for forfeiture of other Options granted to Eligible Directors.

     All options granted to Directors pursuant to Section 7 shall be evidenced by uniform, written agreements setting forth the terms specified in this Section
7. The Board, but not the Committee, may amend the terms of any such agreements relating to the amount, price or timing of the awards granted to Eligible Directors.

8. TRANSFERABILITY OF OPTIONS

     No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

9. USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options shall constitute general funds of the Corporation.

10. REQUIREMENTS OF LAW

     10.1  GENERAL

     The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     10.2  RULE 16B-3

     The Plan is intended to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

11. AMENDMENT AND TERMINATION

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board with respect to ISOs shall be made without stockholder approval when required to comply with Section 422 of the Code. The Corporation also may retain the right in an option agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable option agreement. Furthermore, the Corporation may, in the option agreement, retain the right to annul the grant of an Option if the holder of such grant was an employee of the Corporation or a Subsidiary and is terminated "for cause," as described in the applicable option agreement. Except as permitted under Sections 10 or 12, no amendment, suspension or termination of the Plan or option agreement shall, without the consent of the Optionee, alter or impair rights or obligations under any Option previously granted under the Plan.

12. EFFECT OF CHANGES IN CAPITALIZATION

     12.1  CHANGES IN STOCK

     If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Appropriate adjustment shall also be made to the number of shares of stock subject to options to be granted under Section 7.1 after such adjustment.

     12.2  REORGANIZATION WITH CORPORATION SURVIVING

     Subject to Section 12.3, if the Corporation is the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option previously granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter

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

shall be the same as the aggregate option price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     12.3  OTHER REORGANIZATIONS; SALE OF ASSETS OR STOCK

     Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an affiliate of the Corporation as defined in Rule 144(a)(1) under the Securities Act) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in the option agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional limitations that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

     12.4  ADJUSTMENTS

     Adjustments under this Section 12 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     12.5  NO LIMITATIONS ON CORPORATION

     The grant of an Option or pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

13. DISCLAIMER OF RIGHTS

     No provision in the Plan or any option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

14. NONEXCLUSIVITY

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

15. INDEMNIFICATION

     To the extent permitted by applicable law, the Committee shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Committee in connection with or resulting from any claim, action, suit or proceeding to which the Committee may be a party or in which the Committee may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Committee (with the Corporation's written approval) in the settlement thereof, or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Committee, the Committee shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Committee undertakes to handle and defend it on the Committee's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such persons may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Committee or hold the Committee harmless.

     The Committee and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any persons who are or were members of the Committee, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

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

       APPENDIX B: AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

                              REVERSE STOCK SPLIT

     WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to amend the Company's Restated Certificate of Incorporation to effect a one-for-two and one-half reverse stock split (the "Reverse Stock Split") of the issued and outstanding shares of the Company's Common Stock, and, therefore, approves and recommends that the stockholders of the Company adopt the following amendments to Article 4 of the Restated Certificate of Incorporation of the Company:

     Article 4.1 of the Restated Certificate of Incorporation of Metrocall, Inc. shall be amended as follows (the proposed changes are underlined and in bold type and the proposed deletions are stricken out):

     4.1  AUTHORIZED SHARES.

     The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 41,000,000 101,000,000 shares, of which 1,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share ("Preferred Stock"), and 40,000,000 100,000,000 shall be classified as shares of Common Stock, par value $0.01 per share ("Common Stock"). The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Preferred Stock or Common Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.

     Article 4 of the Restated Certificate of Incorporation of Metrocall, Inc. shall be amended by adding the following section:

     4.6  RECLASSIFICATION.

     As of 5:00 p.m., eastern time, on           , 1999(1) (the "Effective
Time"), each two and one-half (2.5) shares of common stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Time ("Old Common Stock"), shall, automatically and without any action on the part of the holder thereof, be reclassified and changed, pursuant to a reverse stock split, into one share of outstanding common stock of the Corporation, par value $.01 per share ("New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of New Common Stock into and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, the holder will receive a cash payment in U.S. dollars equal to such fraction multiplied by 2.5 times the average of the closing bid and asked price per share of Common Stock as quoted on Nasdaq National Market for the five trading days immediately preceding the Effective Time. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of whole shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered.

---------------

(1)( ) Date of filing of certificate of amendment with Delaware Secretary of State to be inserted.

In the event the Company's Transfer Agent determines that a holder of Old Certificates has not surrendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for the their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Time, the amount of capital shall be represented by the shares of New Common Stock into which and for which the shares of Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Restated Certificate of Incorporation to the "Common Stock" shall, after the Effective Time, refer to the New Common Stock.

     RESOLVED, that the foregoing proposed amendments shall be presented to and considered at the 1999 Annual Stockholders Meeting, and that the officers of the Company, or any of them, hereby are authorized and directed to take such actions as any of them may determine to be necessary or appropriate (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions by such officers or officer) to solicit votes or proxies from the stockholders in favor of such proposed amendments;

     RESOLVED, that at any time prior to the filing of the foregoing amendments to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware with respect to the Reverse Stock Split, notwithstanding authorization of the amendments by the stockholders of the Company, the Board may choose not to file or to delay the filing of such proposed amendments without further action by the stockholders;

     RESOLVED, that the officers of the Company, or any of them, hereby are directed and authorized, in the name and on behalf of the Company, to effect appropriate adjustments pursuant to the anti-dilution provisions in the documents governing the Company's convertible preferred stock or other securities convertible into or exchangeable or exercisable for the Company's Common Stock.

                               "PRELIMINARY"

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 METROCALL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints ________________, who comprise the Proxy Committee, and each of them singly, with full power of substitution to act as the lawful agent and proxy for the undersigned and to vote all shares of common stock of Metrocall, Inc. that the undersigned is entitled to vote and holds of record on March 12, 1999 at the Annual Meeting of Stockholders of Metrocall, Inc. to be held at The Ritz-Carlton Hotel, located at 1250 South Hayes Street, Arlington, Virginia 22202, on May 5, 1999, at 9:00 a.m., local time, and at any adjournments thereof, on all matters coming before the Annual Meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

       You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors. The Proxy Committee cannot vote your shares unless you sign and return this card.

       You may revoke this proxy at any time before it is voted by delivering to the Assistant Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

       This proxy when properly executed will be voted in the manner you have directed. If you do not specify any directions, this proxy will be voted FOR proposals 1, 2, 3 and 4 and in accordance with the Proxy Committee's discretion on such other matters that may properly come before the meeting to the extent permitted by law.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS
--------------------------------------------------------------------------------


                                 [REVERSE SIDE]


[X]         PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE.

I plan to attend the Annual Meeting          [  ]

1.   Election of Directors                   FOR all nominees               WITHHOLD
     The nominees to serve as directors      (except as indicated           AUTHORITY to
     for three-year terms are:               to the contrary)               vote for the
                                                                            nominees listed
                                                                            below.
     Harry L. Brock, Jr., Richard M.
     Johnston, Jackie R. Kimzey.

                                                            [  ]                                        [  ]


                                                                                                        To withhold
                                                                                                        authority to vote for
                                                                                                        any nominee, write
                                                                                                        the name of the
                                                                                                        nominee or
                                                                                                        nominees in the
                                                                                                        space below:

                                                                                                        ------------------------

                                                            FOR                   AGAINST               ABSTAIN

2.      Ratification of the appointment by                  [  ]                  [  ]                  [  ]
        the Board of Directors of Arthur
        Andersen LLP as independent public
        accountants of Metrocall, Inc. for the
        fiscal year ending December 31,
        1999

3.      Amendment of the Metrocall 1996                     [  ]                  [  ]                  [  ]
        Stock Option Plan

4.      Amendment of the Restated                           [  ]                  [  ]                  [  ]
        Certificate of Incorporation of
        Metrocall, Inc.

5.      In its discretion, the Proxy                        [  ]                  [  ]                  [  ]
        Committee is authorized to vote
        such other business as may properly
        come before the meeting or any
        adjournments or postponements
        thereof, to the extent permitted by
        law.

        The undersigned acknowledges receipt from Metrocall, Inc. prior to the execution of this proxy of a Notice of the Annual Meeting of Stockholders and of a Proxy Statement dated April 5, 1999 relating to the meeting.

        Please sign exactly as name appears on this card. If shares are held jointly, each holder may sign but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                 Dated:
                                       -----------------------------


                                 -----------------------------------
                                 Signature of Stockholder


                                 -----------------------------------
                                 Signature of Stockholder